Interim Condensed Consolidated Statements of Loss (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Revenue
Revenue	$ 13,234	$ 2,649
Cost of sales	(11,351)	(2,176)
Gross profit	1,883	473
Expenses
Sales and administration	1,968	1,913
Stock-based compensation	199	198
Amortization	233	213
Interest and finance costs	1,730	683
Change in fair value of embedded derivatives	(204)	(92)
Foreign exchange loss (gain)	1,677	(6)
Total Expenses	5,603	2,909
Net loss	$ (3,720)	$ (2,436)
Loss per share
Loss per share, Basic	$ (0.08)	$ (0.05)
Loss per share, Diluted	$ (0.08)	$ (0.05)
Weighted average number of common shares outstanding
Weighted average number of common shares outstanding, Basic	45,667,706	45,414,367
Weighted average number of common shares outstanding, Diluted	45,667,706	45,414,367
Vehicle Sales [Member]
Revenue
Revenue	$ 11,858	$ 1,467
Other [Member]
Revenue
Revenue	$ 1,376	$ 1,182